UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2011

Intelsat S.A.

(Exact Name of Registrant as Specified in Charter)

Luxembourg	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg		L-1246
(Address of Principal Executive Offices)		(Zip Code)

+(352) 27 84 1600

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture and Registration Rights Agreement

On April 5, 2011, Intelsat Jackson Holdings S.A. (“Intelsat Jackson”) issued an aggregate principal amount of $2,650,000,000 of Senior Notes, consisting of $1,500,000,000 aggregate principal amount of 7 1/4% Senior Notes due 2019 (the “2019 Notes”) and $1,150,000,000 aggregate principal amount of 7 1/2% Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “New Jackson Notes”). Part of the net proceeds from the New Jackson Notes will be contributed to Intelsat Jackson’s direct subsidiary, Intelsat Intermediate Holding Company S.A. (“Intermediate Holdco”), to be used to purchase any and all of its outstanding $481.0 million aggregate principal amount at maturity of 9 1/2% Senior Discount Notes due 2015 (the “Intermediate Holdco Notes”) that are validly tendered in connection with Intermediate Holdco’s tender offer and consent solicitation announced on March 21, 2011 (the “Intermediate Holdco Tender Offer”) and to pay related fees and expenses. In addition, part of the net proceeds from the New Jackson Notes will be contributed to Intelsat Jackson’s indirect subsidiary, Intelsat Subsidiary Holding Company S.A. (“Intelsat Sub Holdco”), to be used to purchase any and all of its outstanding $625.3 million aggregate principal amount of 8 1/2% Senior Notes due 2013 (the “8 1/2% Intelsat Sub Holdco Notes”), any and all of its outstanding $681.0 million aggregate principal amount of 8 7/8% Senior Notes due 2015 (the “8 7/8% Intelsat Sub Holdco Notes”) and any and all of its outstanding $400.0 million aggregate principal amount of 8 7/8% Senior Notes due 2015, Series B (the “8 7/8% Intelsat Sub Holdco Notes, Series B” and, together with the 8 1/2% Intelsat Sub Holdco Notes and the 8 7/8% Intelsat Sub Holdco Notes, the “Intelsat Sub Holdco Notes”), in each case, that are validly tendered in connection with Intelsat Sub Holdco’s tender offers and consent solicitations announced on March 21, 2011 (the “Intelsat Sub Holdco Tender Offers”) and to pay related fees and expenses. The remainder of the net proceeds from the New Jackson Notes will be used by Intelsat Jackson to purchase any and all of its outstanding $55.0 million aggregate principal amount of 9 1/4% Senior Notes due 2016 (the “9 1/4% Jackson Notes”) and any and all of its outstanding $284.6 million aggregate principal amount of 11 1/2% Senior Notes due 2016 (the “11 1/2% Jackson Notes” and, together with the 9 1/4% Jackson Notes, the “Existing Jackson Notes” and, together with the Intermediate Holdco Notes and the Intelsat Sub Holdco Notes, the “Notes”), in each case, that are validly tendered in connection with Intelsat Jackson’s tender offers and consent solicitations announced on March 21, 2011 (the “Intelsat Jackson Tender Offers” and, together with the Intermediate Holdco Tender Offer and the Intelsat Sub Holdco Tender Offers, the “Tender Offers”), and for general corporate purposes, which could include the repayment, redemption, retirement or repurchase in the open market of other indebtedness of Intelsat S.A. or its subsidiaries. The Indenture dated as of April 5, 2011 pursuant to which the New Jackson Notes were issued is attached hereto as Exhibit 4.1 and incorporated herein by reference (the “Indenture”).

The Indenture contains covenants which include, among other things: a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to incur or guarantee additional debt or issue disqualified or preferred stock; a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to make certain investments; a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation, amalgamation and sale of assets applicable to Intelsat Jackson and some of its subsidiaries; and a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to incur liens on any of Intelsat Jackson’s assets securing other indebtedness.

The Indenture also contains events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; subject to a certain exception, default in the performance of any covenant in the Indenture that continues for more than 60 days after notice of default has been provided to Intelsat Jackson; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat S.A., Intelsat Jackson or a significant subsidiary thereof having a principal amount in excess of $75.0 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat S.A., Intelsat Jackson or a significant subsidiary thereof having a principal amount in excess of $75.0 million; failure by Intelsat S.A., Intelsat Jackson or a significant subsidiary to pay final judgments aggregating in excess of $75.0 million, which judgments are not discharged, waived or stayed for 60 days; and certain events of bankruptcy, insolvency or reorganization of Intelsat S.A., Intelsat Jackson or a significant subsidiary.

The New Jackson Notes are redeemable on the dates, at the redemption prices and in the manner specified in the Indenture.

Pursuant to a registration rights agreement (the “Registration Rights Agreement”), Intelsat Jackson agreed in the limited circumstances specified therein to make an offer to exchange the New Jackson Notes for registered, publicly tradable notes that have substantially identical terms to the New Jackson Notes. The Registration Rights Agreement, dated as of April 5, 2011, is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Supplemental Indentures

On April 1, 2011, Intelsat S.A. announced that:

•	Intelsat Jackson had received the requisite consents to amend certain terms of the indenture governing the 9 1/4% Jackson Notes and the indenture governing the 11 1/2% Jackson Notes;

•	Intermediate Holdco had received the requisite consents to amend certain terms of the indenture governing the Intermediate Holdco Notes; and

•

Intelsat Sub Holdco had received the requisite consents to amend certain terms of the indenture governing the 8 1/2% Intelsat Sub Holdco Notes and the 8 7/8% Intelsat Sub Holdco Notes and the indenture governing the 8 7/8% Intelsat Sub Holdco Notes, Series B.

Each of Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco has been advised by Global Bondholder Services Corporation, as the depositary for each of the Tender Offers, that, as of 5:00 p.m. New York City time on Friday, April 1, 2011 (the “Withdrawal Deadline”), consents were delivered and not revoked in respect of at least a majority in aggregate principal amount of each series of Notes. As a result, each of Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco has entered into a supplemental indenture with Wells Fargo Bank, National Association, as trustee, implementing the amendments in respect of each applicable indenture. The amendments amend each of the indentures for the Notes, among other things, to eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions contained in each indenture.

The foregoing description of the supplemental indentures is not complete and is qualified in its entirety by reference to the supplemental indentures, copies of which are attached as Exhibits 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The description contained under the heading “Supplemental Indentures” in Item 1.01. above is incorporated by reference in its entirety into this Item 3.03.

Item 8.01.	Other Events.

Preliminary Results of Tender Offers

In connection with the Tender Offers, each of Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco has been advised by Global Bondholder Services Corporation, as the depositary for each of the Tender Offers, that as of 5:00 p.m. New York City time on Monday, April 4, 2011 (the “Consent Time”):

•

Intelsat Jackson had received tenders of $54,169,000 aggregate principal amount of the 9 1/4% Jackson Notes and tenders of $281,875,000 aggregate principal amount of the 11 1/2% Jackson Notes pursuant to the Intelsat Jackson Tender Offers;

•	Intermediate Holdco had received tenders of $322,849,000 aggregate principal amount of the Intermediate Holdco Notes pursuant to the Intermediate Holdco Tender Offer; and

•

Intelsat Sub Holdco had received tenders of $375,815,000 aggregate principal amount of the 8 1/2% Intelsat Sub Holdco Notes, tenders of $457,224,000 aggregate principal amount of the 8 7/8% Intelsat Sub Holdco Notes and tenders of $315,368,000 aggregate principal amount of the 8 7/8% Intelsat Sub Holdco Notes, Series B, in each case, pursuant to the Intelsat Sub Holdco Tender Offers.

Including accrued and unpaid interest:

•

Intelsat Jackson has paid $59,106,173 in total consideration with respect to the 9 1/4% Jackson Notes tendered prior to the Consent Time and $313,915,418 in total consideration with respect to the 11 1/2% Jackson Notes tendered prior to the Consent Time;

•	Intermediate Holdco has paid $339,333,311 in total consideration with respect to the Intermediate Holdco Notes tendered prior to the Consent Time; and

•

Intelsat Sub Holdco has paid $383,853,265 in total consideration with respect to the 8 1/2% Intelsat Sub Holdco Notes tendered prior to the Consent Time, $480,909,219 in total consideration with respect to the 8 7/8% Intelsat Sub Holdco Notes tendered prior to the Consent Time and $331,704,763 in total consideration with respect to the 8 7/8% Intelsat Sub Holdco Notes, Series B tendered prior to the Consent Time.

Each of the Tender Offers is scheduled to expire at 11:59 p.m., New York City time, on Friday, April 15, 2011, unless extended or earlier terminated by Intelsat Jackson, Intermediate Holdco or Intelsat Sub Holdco, as applicable.

Issuance of New Redemption Notices

On April 5, 2011, each of Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco notified holders of the applicable Notes that it will redeem all of the remaining outstanding Notes on May 5, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture for the 7 1/4% Senior Notes due 2019 and the 7 1/2% Senior Notes due 2021 dated as of April 5, 2011 by and among Intelsat Jackson Holdings S.A., as Issuer, Intelsat S.A. and Intelsat (Luxembourg) S.A., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of the New Jackson Notes).

4.2	Registration Rights Agreement dated as of April 5, 2011 by and among Intelsat Jackson Holdings S.A., as Issuer, Intelsat S.A. and Intelsat (Luxembourg) S.A., as Parent Guarantors, the subsidiary guarantors named therein, and Barclays Capital Inc., as Representative of the several initial purchasers named on Schedule I.

4.3	Fifth Supplemental Indenture dated as of April 1, 2011 between Intelsat Jackson Holdings S.A. and Wells Fargo Bank, National Association, as trustee.

4.4	Second Supplemental Indenture dated as of April 1, 2011 between Intelsat Jackson Holdings S.A. and Wells Fargo Bank, National Association, as trustee.

4.5	Second Supplemental Indenture dated as of April 1, 2011 between Intelsat Intermediate Holding Company S.A., Intelsat S.A. and Wells Fargo Bank, National Association, as trustee.

4.6	Fourth Supplemental Indenture dated as of April 1, 2011 between Intelsat Subsidiary Holding Company S.A. and Wells Fargo Bank, National Association, as trustee.

4.7	Third Supplemental Indenture dated as of April 1, 2011 between Intelsat Subsidiary Holding Company S.A. and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release dated April 1, 2011 entitled “Intelsat Announces Successful Receipt of Requisite Consents Relating to Certain Intelsat Notes and Extension of Consent Time for All Consent Solicitations”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: April 5, 2011	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

4.1	Indenture for the 7 1/4% Senior Notes due 2019 and the 7 1/2% Senior Notes due 2021 dated as of April 5, 2011 by and among Intelsat Jackson Holdings S.A., as Issuer, Intelsat S.A. and Intelsat (Luxembourg) S.A., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of the New Jackson Notes).

4.2	Registration Rights Agreement dated as of April 5, 2011 by and among Intelsat Jackson Holdings S.A., as Issuer, Intelsat S.A. and Intelsat (Luxembourg) S.A., as Parent Guarantors, the subsidiary guarantors named therein, and Barclays Capital Inc., as Representative of the several initial purchasers named on Schedule I.

4.3	Fifth Supplemental Indenture dated as of April 1, 2011 between Intelsat Jackson Holdings S.A. and Wells Fargo Bank, National Association, as trustee.

4.4	Second Supplemental Indenture dated as of April 1, 2011 between Intelsat Jackson Holdings S.A. and Wells Fargo Bank, National Association, as trustee.

4.5	Second Supplemental Indenture dated as of April 1, 2011 between Intelsat Intermediate Holding Company S.A., Intelsat S.A. and Wells Fargo Bank, National Association, as trustee.

4.6	Fourth Supplemental Indenture dated as of April 1, 2011 between Intelsat Subsidiary Holding Company S.A. and Wells Fargo Bank, National Association, as trustee.

4.7	Third Supplemental Indenture dated as of April 1, 2011 between Intelsat Subsidiary Holding Company S.A. and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release dated April 1, 2011 entitled “Intelsat Announces Successful Receipt of Requisite Consents Relating to Certain Intelsat Notes and Extension of Consent Time for All Consent Solicitations”